UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number          811-21751

Lazard World Dividend & Income Fund, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices)           (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:     (212) 632-6000

Date of fiscal year end:         12/31

Date of reporting period:       6/30/10

ITEM 1.   REPORTS TO STOCKHOLDERS.

Lazard Asset Management

Lazard World
Dividend & Income
Fund, Inc.
Semi-Annual Report

J U N E  3 0 ,  2 0 1 0

LAZARD

Lazard World Dividend & Income Fund, Inc.

Lazard World Dividend & Income Fund, Inc.
Investment Overview

Dear Stockholders,

We are pleased to present this semi-annual report for Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), for the period ended June 30, 2010. The Fund is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005. Its ticker symbol is “LOR.”

As of June 30, 2010, the Fund’s net asset value (“NAV”) performance for the second quarter of 2010 lagged its benchmark, the Morgan Stanley Capital International (MSCI®) All Country World Index (ACWI®) (the “Index”). However, we are pleased with LOR’s favorable NAV performance since inception. We believe that, since inception, the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of June 30, 2010)

For the second quarter of 2010, the Fund’s NAV decreased by 13.5%, underperforming the Index loss of 12.1%. Similarly, the year-to-date NAV loss of 9.2% lagged the Index loss of 9.4%. However, for the one-year period ended June 30, the Fund gained 15.4%, significantly ahead of the Index return of 11.8%. The Fund’s since-inception annualized NAV return of 2.2% is comfortably ahead of the Index return of 1.2% for the same period. Shares of LOR ended the first half of 2010 with a market price of $10.15, representing a 11.4% discount to the Fund’s NAV of $11.45.

The Fund’s net assets were $78.8 million as of June 30, 2010, with total leveraged assets of $108.9 million, representing a 27.7% leverage rate. This leverage rate was an increase from the level at the end of the first quarter of 25.8%, though still below the Fund’s historical level since inception (of approximately 30%).

We believe that LOR’s investment thesis remains sound, as demonstrated by the Fund’s favorable relative performance since inception.

During the second quarter, the Fund’s world equity portfolio benefited from stock selection in the consumer staples and information technology sectors and from an overweight exposure to the telecom services sector. Conversely, performance was hurt by stock selection in the consumer discretionary, energy, and industrials sectors. The smaller, short-duration1 emerging market currency and debt portion of the Fund detracted from performance during the quarter, but has been a positive contributor to performance for the Fund since inception.

As of June 30, 2010, 71.9% of the Fund’s total leveraged assets consisted of world equities and 23.9% consisted of emerging market currency and debt instruments, while the remaining 4.2% consisted of cash and other net assets.

Declaration of Distributions

Pursuant to LOR’s Level Distribution Policy, the Fund declares, monthly, a distribution equal to 6.5% (on an annualized basis) of the Fund’s NAV on the last business day of the previous year. The current distribution rate per share of $0.07063 is based on the Fund’s NAV of $13.04 on December 31, 2009 and is equal to, on an annualized basis, 8.4% of the Fund’s $10.15 market price as of the close of trading on the NYSE on June 30, 2010. It is currently estimated that $0.02538 of the $0.42378 distributed per share as of June 30th may represent a return of capital.

Additional Information

Please note that available on www.LazardNet.com are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including the notices required by Section 19(a) of the Investment Company Act of 1940, as amended. You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard World Dividend & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Managers

World Equity Portfolio
(71.9% of total leveraged assets)

The Fund’s world equity portfolio is typically invested in 60 to 90 securities, consisting primarily of the high-

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

est dividend-yielding stocks selected from the current holdings of other accounts managed by the Investment Manager. The portfolio is broadly diversified in both developed and emerging market countries and across the capitalization spectrum. Examples include Pfizer, a research-based, global pharmaceutical company that is based in the United States; Zurich Financial Services, a Swiss insurance-based financial services provider active in North America, Europe, Asia-Pacific, Latin America and other markets; and Kimberly-Clark de Mexico, a Mexican manufacturer and marketer of paper based products.

As of June 30, 2010, 35.1% of the Fund’s world equity portfolio investments were based in North America, 22.4% were based in Continental Europe (not including the United Kingdom), 14.4% were based in Asia, 8.8% were based in the United Kingdom, 7.3% were based in Latin America, 7.2% were based in Africa and the Middle East, and 4.8% were based in Australia and New Zealand. The world equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at June 30, 2010, were financials (24.5%), which includes banks, insurance companies, and financial services companies, and consumer discretionary (12.4%), a sector comprised of automobiles and components, consumer durables and apparel, consumer services, media, and retailing companies. Other sectors in the portfolio include consumer staples, telecommunication services, energy, health care, industrials, information technology, materials, and utilities. The average dividend yield on the securities held in the world equity portfolio was approximately 5.8% as of June 30, 2010.

World Equity Markets Review
Global stocks were volatile in the second quarter, falling sharply from mid-April to late May as European sovereign debt fears intensified. Uncertainty over growth prospects in the United States and China also weighed on stocks. European markets—particularly those with strained governmental finances, such as Greece, Italy, and Spain—were weak during the quarter, as the large bailout package did little to calm investors’ fears. Additionally, austerity measures by several European governments led to concerns that the economic recovery could be held back. In the United States, stocks rallied earlier in the quarter on the back of strong corporate earnings announcements, but failed to maintain the positive momentum, as the U.S. recovery appeared to have hit a soft patch, with housing, consumer confidence, and retail sales data coming in below expectations. A series of recent events, including ongoing financial reform legislation and the oil spill in the Gulf of Mexico, also hinted at more aggressive governmental influence on business, further hurting investor sentiment.

Asian markets finished the first half of the year with mixed performance, as investors were wary of an economic and real estate slowdown in China and political tensions in Korea. Japanese stocks were also hurt by concerns of a global economic slowdown, while strong yen appreciation versus the U.S. dollar and euro weighed on export-oriented Japanese companies.

By sector, economically defensive groups such as tele-com services, consumer staples, and utilities outperformed in the second quarter, while the materials sector, particularly commodity producers, lagged over concerns about weaker Chinese growth. The energy sector notably underperformed due to slowing demand and the oil spill in the Gulf of Mexico.

What Helped and What Hurt LOR
The Fund benefited from strong stock selection in the consumer staples sector in the second quarter, driven by U.S. tobacco makers Altria Group and Reynolds American. The companies’ sales proved resilient in the face of higher U.S. taxes and a recent Supreme Court ruling that materially reduced their litigation risk. Mexican paper-product maker Kimberly-Clark de Mexico also rose strongly, as it generated strong profit growth despite input cost increases and pressure on consumer spending.

Stock selection in information technology also helped performance over the quarter. Shares of Taiwan Semiconductor Manufacturing and Brazilian credit card processor Cielo performed well. Additionally, some large technology companies in the Index that the Fund did not own, such as Microsoft and Nokia, declined, which also added to the Fund’s relative returns.

The Fund was negatively impacted by stock selection in the energy sector, where a number of holdings were hurt by the Gulf of Mexico oil spill. We sold our position in BP soon after the incident, as we felt ongoing liability and regulatory risk were not adequately

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

addressed in the company’s stock price. Diamond Offshore Drilling, an operator of deepwater drilling rigs, was hurt by the moratorium on drilling in the Gulf of Mexico, which removed a substantial portion of the global demand for their rigs. This position was sold as well, but not before it detracted from returns. Other large, integrated oil holdings, such as Royal Dutch Shell and Total, were also weak due to their exposure to deepwater drilling activity.

Stock selection in the consumer discretionary sector also hurt performance, as Esprit fell on concerns that the weaker euro would reduce profits in its large European operations; however, we added to the position during the second quarter due to the company’s high yield, strong cash generation abilities, and debt-free balance sheet. Weakness in Greek gaming and lottery operator OPAP also detracted from returns.

Emerging Market Currency and Debt Portfolio
(23.9% of total leveraged assets)

The Fund also seeks enhanced income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of June 30, 2010, this portfolio consisted of forward currency contracts (76.6%) and sovereign debt obligations (23.4%). The average duration of the emerging market currency and debt portfolio decreased from approximately 8 months to approximately 4 months during the quarter, with an average yield of 5.4%2 as of quarter end.

Emerging Market Currency and Debt Market Review
The second quarter of 2010 was characterized by a rapid reversal of previous quarters’ favorable market trends. Volatility spiked higher, investors’ risk appetite tumbled, macro-economic indicators rolled over following the bounce in the first quarter, and global equity markets suffered substantial losses, while global bond yields generally rallied.

In China, policymakers continue to seek a cooling of the country’s rapid pace of loan-fueled investment growth through targeted regulatory measures. Chinese first-half GDP grew at a blistering 11.1% year-over-year, aided by the continuation of credit-fuelled expansion, while fixed asset investments rose 25% year-over-year and CPI approached the politically sensitive 3% threshold. Thus far, Chinese policymakers have been relying largely on administrative credit controls to tighten conditions, and during June announced greater renminbi flexibility as an additional monetary tool, with the intention of promoting consumption-oriented stimulus. In emerging local currency and debt markets, many currencies weakened on the “flight to quality U.S. dollar bid”, in a correlated relationship with global equity markets and generalized fear over the deteriorating global economic outlook. During the second quarter, the market moderated its view on emerging markets policies, resulting in capital gains on emerging markets local bond positions in Latin America and Europe. Within Asia, monetary policy decisions were on hold or continued to tighten, as growth and inflation indicators prompted ongoing normalization there and most regional currencies outperformed. This backdrop provided scope for significant return differentiation by region, whereby European currencies underperformed though rates rallied, while select Latin American and Asian markets experienced intra-regional, idiosyncratic country attribution.

What Helped and What Hurt LOR
Sizeable exposure to Indonesia and Malaysia, the top-performing Asian local markets during the quarter (and indeed year to date), contributed most to performance. Asia’s strong regional growth profile, policy credibility, and these two countries’ central bank tolerance of currency strength, in particular, buoyed our positions. Malaysia’s ringgit has appreciated by more than 5% versus the U.S. dollar and Chinese renminbi on a year-to-date basis, and it appreciated notably in June too, as the People’s Bank of China announced a more flexible renminbi policy. In Indonesia, the resilient domestic economy, stable rupiah guidance from the central bank, and well-balanced policy framework prompted Moody’s to raise its country credit outlook to positive.

Beyond Asia, positions in Turkey, Brazil, and Ghana rounded out the positive contributions during the quarter. Turkish exposure management and security selection contributed favorably, in contrast to the quarterly loss in the currency market. Sizeable positions in Brazil’s high-yielding currency and local debt positions added value, as did Ghanaian frontier market exposure in FX and local government bonds.

Conversely, South Korea was the largest detractor during the second quarter, as the won weakened sharply, exhibiting elevated sensitivity to global equity market

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

distress and uncertainty regarding the Chinese (and indeed global) economic outlook. Additionally, the newly announced regulatory changes governing banks’ forward exposures, and the renewed political tension with North Korea stressed the won. Emerging European exposures were also a detractor in the second quarter, following a substantial positive attribution during the first quarter.

Certain African exposures (specifically Zambia, Uganda, and Kenya) were negatively impacted by fears over slowing Chinese growth (given investment and trade linkages), contagion from the Eurozone debt crisis, and the low domestic interest rate environment. These factors prompted domestic market participants to preemptively hoard U.S. dollars, fueling depreciatory pressures on regional currencies.

Notes to Investment Overview:
[1]

A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s Investment Manager and the securities described in this report are as of June 30, 2010; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LOR and MSCI ACWI Index* (unaudited)

Value at 6/30/10

LOR at Market Price	$ 9,882
LOR at Net Asset Value	11,162
MSCI ACWI Index	10,610

Average Annual Total Returns* Periods Ended June 30, 2010 (unaudited)

	One Year	Five Years	Since Inception**

Market Price	22.44%	–0.26%	–0.24%
Net Asset Value	15.39%	2.22%	2.22%
MSCI ACWI Index	11.76%	1.16%	1.19%

*

All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was June 28, 2005.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings
June 30, 2010 (unaudited)

Security	Value	Percentage of Net Assets

AT&T, Inc.	$2,548,417	3.2%
Royal Dutch Shell PLC, A Shares	2,296,359	2.9
Taiwan Semiconductor Manufacturing Co., Ltd.	2,117,016	2.7
Total SA	2,103,505	2.7
Reynolds American, Inc.	2,084,800	2.6
Redecard SA	2,061,191	2.6
McDonald’s Corp.	1,976,100	2.5
Kumba Iron Ore, Ltd.	1,975,138	2.5
Verizon Communications, Inc.	1,972,608	2.5
Altria Group, Inc.	1,931,856	2.5

Portfolio Holdings Presented by Sector
June 30, 2010 (unaudited)

Sector	Percentage of Total Investments

Consumer Discretionary	10.8%
Consumer Staples	7.7
Emerging Markets Debt Obligations	9.1
Energy	8.9
Financials	21.3
Health Care	2.6
Industrials	6.9
Information Technology	9.0
Materials	5.0
Telecommunication Services	10.6
Utilities	4.3
Short-Term Investment	3.8

Total Investments	100.0%

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments
June 30, 2010 (unaudited)

Description	Shares	Value

Common Stocks—96.1%

Australia—3.7%
National Australia Bank, Ltd.	26,700	$523,212
TABCORP Holdings, Ltd.	144,277	768,748
Telstra Corp., Ltd.	315,269	862,478
Transurban Group	218,260	778,974

Total Australia		2,933,412

Brazil—6.1%
Banco do Brasil SA	37,000	505,291
Cielo SA (b)	169,200	1,424,842
Redecard SA (b)	145,900	2,061,191
Souza Cruz SA	22,480	846,892

Total Brazil		4,838,216

China—1.6%
China Construction Bank Corp.	1,074,000	874,438
Industrial and Commercial
Bank of China, Ltd., Class H	562,000	413,548

Total China		1,287,986

Cyprus—0.8%
Bank of Cyprus Public Co., Ltd.	149,300	602,486

Egypt—0.7%
Orascom Construction Industries	13,520	541,132

Finland—2.3%
Sampo Oyj, A Shares	83,923	1,782,600

France—4.8%
AXA SA	32,530	506,987
Total SA	46,535	2,103,505
Vivendi	55,180	1,134,623

Total France		3,745,115

Germany—1.9%
Allianz SE	7,315	732,160
E.ON AG	28,200	764,863

Total Germany		1,497,023

Greece—0.5%
OPAP SA	32,032	399,929

Hong Kong—3.1%
Esprit Holdings, Ltd.	261,606	1,429,495
Pacific Basin Shipping, Ltd.	1,579,000	991,577

Total Hong Kong		2,421,072

Ireland—0.4%
Willis Group Holdings PLC	11,400	342,570

Description	Shares	Value

Israel—2.7%
Cellcom Israel, Ltd.	30,200	$755,000
Israel Chemicals, Ltd.	134,458	1,409,049

Total Israel		2,164,049

Italy—3.4%
Atlantia SpA	36,301	647,660
Eni SpA	66,712	1,239,181
Terna SpA	215,600	778,416

Total Italy		2,665,257

Japan—2.2%
Mizuho Financial Group, Inc.	213,100	354,303
Nintendo Co., Ltd.	4,700	1,400,724

Total Japan		1,755,027

New Zealand—1.0%
Telecom Corp. of New Zealand, Ltd.	610,853	791,880

Norway—0.9%
Orkla ASA	106,360	685,450

Philippines—1.5%
Philippine Long Distance Telephone
Co. Sponsored ADR	23,200	1,182,504

Russia—0.8%
Mobile TeleSystems Sponsored ADR	31,000	593,960

Singapore—1.0%
DBS Group Holdings, Ltd.	82,000	801,658

South Africa—3.0%
Kumba Iron Ore, Ltd. (b)	47,515	1,975,138
Tiger Brands, Ltd.	18,235	404,497

Total South Africa		2,379,635

South Korea—0.5%
Macquarie Korea Infrastructure
Fund GDR	102,050	380,819

Spain—2.9%
Banco Popular Espanol SA	91,655	471,522
Banco Santander SA	107,700	1,151,066
Bolsas y Mercados Espanoles	30,430	666,454

Total Spain		2,289,042

Switzerland—3.5%
Credit Suisse Group AG	23,300	884,572
Zurich Financial Services AG (b)	8,471	1,882,270

Total Switzerland		2,766,842

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
June 30, 2010 (unaudited)

Description	Shares	Value

Taiwan—4.4%
HTC Corp.	60,000	$802,950
Siliconware Precision Industries Co.	508,000	554,142
Taiwan Semiconductor
Manufacturing Co., Ltd. (b)	1,122,490	2,117,016

Total Taiwan		3,474,108

Turkey—1.0%
Ford Otomotiv Sanayi AS	123,795	805,311

United Kingdom—8.7%
BAE Systems PLC	138,000	646,393
British American Tobacco PLC	33,600	1,072,561
Man Group PLC (b)	414,650	1,383,408
Prudential PLC	81,683	620,586
Royal Dutch Shell PLC, A Shares (b)	90,500	2,296,359
Vodafone Group PLC (b)	404,250	840,452

Total United Kingdom		6,859,759

United States—32.7%
Altria Group, Inc. (b)	96,400	1,931,856
American Electric Power Co., Inc.	28,000	904,400
Analog Devices, Inc. (b)	15,300	426,258
AT&T, Inc. (b)	105,350	2,548,417
Caterpillar, Inc.	13,400	804,938
ConocoPhillips (b)	25,900	1,271,431
Darden Restaurants, Inc.	20,800	808,080
Emerson Electric Co.	24,700	1,079,143
Genuine Parts Co. (b)	25,700	1,013,865
Intel Corp.	38,200	742,990
Kimberly-Clark Corp.	9,300	563,859
Mattel, Inc. (b)	40,500	856,980
McDonald’s Corp. (b)	30,000	1,976,100
Medtronic, Inc.	10,600	384,462
Merck & Co., Inc. (b)	36,000	1,258,920
Nucor Corp.	9,900	378,972
NYSE Euronext	44,400	1,226,772
Pfizer, Inc. (b)	49,000	698,740
Public Storage REIT	4,400	386,804
Reynolds American, Inc. (b)	40,000	2,084,800
Southern Copper Corp.	27,400	727,196
Spectra Energy Corp.	27,700	555,939
UDR, Inc. REIT	32,100	614,073
Verizon Communications, Inc. (b)	70,400	1,972,608
Wal-Mart Stores, Inc.	10,900	523,963

Total United States		25,741,566

Total Common Stocks
(Identified cost $82,153,813)		75,728,408

Description	Shares	Value

Limited Partnership Units—1.4%

United States—1.4%
Energy Transfer Equity LP	10,600	$357,750
Enterprise GP Holdings LP (b)	7,800	369,954
Enterprise Products Partners LP	10,400	367,848

Total United States
(Identified cost $916,251)		1,095,552

Preferred Stocks—1.9%

Brazil—1.1%
Eletropaulo Metropolitana SA,
B Shares	42,700	850,688

United States—0.8%
Bank of America Corp.	695	631,060

Total Preferred Stocks
(Identified cost $1,564,265)		1,481,748

Description	Principal Amount (000) (c)	Value

Foreign Government
Obligations—10.4%

Brazil—3.9%
Brazil NTN-F:
10.00%, 01/01/12	3,900	2,206,086
10.00%, 01/01/13	1,648	872,562

Total Brazil		3,078,648

Egypt—3.4%
Egypt Treasury Bills:
0.00%, 07/13/10	975	170,798
0.00%, 08/03/10	5,775	1,005,789
0.00%, 09/28/10	4,650	797,194
0.00%, 10/12/10	2,725	465,322
0.00%, 11/30/10	900	151,537
0.00%, 02/08/11	650	107,236

Total Egypt		2,697,876

Ghana—1.1%
Ghana Government Bonds:
14.00%, 03/07/11	560	383,052
16.00%, 05/02/11	390	271,725
13.67%, 06/15/12	190	128,274
15.00%, 12/10/12	170	117,827

Total Ghana		900,878

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
June 30, 2010 (unaudited)

Description	Principal Amount (000) (c)	Value

Mexico—0.6%
Mexican Bonos,
8.00%, 12/17/15	5,500	$458,225

Poland—0.4%
Poland Government Bonds:
4.75%, 04/25/12	933	275,747
3.00%, 08/24/16	259	74,304

Total Poland		350,051

Romania—0.4%
Romania Government Bond,
11.25%, 10/25/12	940	280,498

Turkey—0.6%
Turkey Government Bond,
10.00%, 02/15/12	647	452,366

Total Foreign Government
Obligations
(Identified cost $7,875,890)		8,218,542

Description	Shares	Value

Short-Term Investment—4.3%
State Street Institutional Treasury
Money Market Fund
(Identified cost $3,366,989)	3,366,989	$3,366,989

Total Investments—114.1%
(Identified cost $95,877,208) (a)		$89,891,239

Liabilities in Excess of Cash
and Other Assets—(14.1)%		(11,111,516)

Net Assets—100.0%		$78,779,723

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
June 30, 2010 (unaudited)

Forward Currency Purchase Contracts open at June 30, 2010:

Forward Currency Purchase Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

CLP	07/12/10	53,655,000	$98,000	$98,280	$280	$—
CLP	07/20/10	128,348,600	236,000	235,137	—	863
CLP	08/24/10	238,362,750	447,000	436,745	—	10,255
CNY	08/24/10	950,622	141,000	140,237	—	763
CNY	08/24/10	350,610	52,000	51,722	—	278
CNY	03/17/11	7,825,873	1,177,000	1,164,859	—	12,141
CNY	05/27/11	434,165	63,689	64,852	1,163	—
COP	07/19/10	819,513,000	414,000	431,402	17,402	—
CZK	07/16/10	4,270,000	201,390	203,042	1,652	—
CZK	07/28/10	10,158,305	486,118	483,008	—	3,110
EUR	07/01/10	558,333	691,468	682,758	—	8,710
EUR	07/01/10	557,000	749,581	681,127	—	68,454
EUR	07/01/10	404,000	499,368	494,031	—	5,337
EUR	07/01/10	58,400	72,581	71,414	—	1,167
EUR	07/06/10	1,404,072	1,717,883	1,717,002	—	881
EUR	07/06/10	305,252	372,331	373,284	953	—
EUR	08/04/10	638,619	780,935	781,058	123	—
EUR	10/01/10	702,051	865,745	858,936	—	6,809
EUR	10/19/10	184,938	231,774	226,288	—	5,486
EUR	12/09/10	1,796,000	2,666,342	2,198,169	—	468,173
GHC	07/07/10	70,511	49,000	48,756	—	244
GHC	07/07/10	330,000	225,256	228,183	2,927	—
GHC	07/26/10	166,518	114,880	114,345	—	535
GHC	07/30/10	70,462	48,692	48,315	—	377
GHC	10/11/11	159,796	73,639	97,764	24,125	—
HUF	07/01/10	147,939,378	751,870	633,763	—	118,107
HUF	07/01/10	11,464,830	48,675	49,115	440	—
HUF	07/06/10	57,398,565	247,160	245,780	—	1,380
HUF	07/06/10	331,529,435	1,420,251	1,419,608	—	643
HUF	08/02/10	163,185,000	712,548	696,627	—	15,921
HUF	08/04/10	183,558,264	821,136	783,444	—	37,692
HUF	09/03/10	115,238,623	518,417	490,400	—	28,017
HUF	09/03/10	57,749,800	248,672	245,755	—	2,917
HUF	12/09/10	129,665,510	659,748	547,500	—	112,248
HUF	12/09/10	372,226,690	1,646,490	1,571,690	—	74,800
IDR	07/19/10	5,237,783,000	571,000	576,182	5,182	—
IDR	07/27/10	4,205,250,000	450,000	461,988	11,988	—
IDR	07/28/10	1,795,655,000	197,000	197,238	238	—
IDR	11/08/10	3,610,000,000	380,000	390,069	10,069	—
ILS	07/12/10	4,060,620	1,046,444	1,044,471	—	1,973
ILS	08/02/10	331,556	86,000	85,277	—	723
ILS	09/01/10	1,888,976	487,000	485,787	—	1,213
INR	07/06/10	14,523,000	309,000	312,692	3,692	—
INR	07/12/10	17,322,780	366,000	372,691	6,691	—
INR	07/26/10	14,442,900	310,000	310,181	181	—
INR	08/12/10	16,973,520	359,000	363,801	4,801	—
INR	08/25/10	11,043,200	238,000	236,380	—	1,620
INR	08/30/10	28,244,520	603,000	604,266	1,266	—

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
June 30, 2010 (unaudited)

Forward Currency Purchase Contracts open at June 30, 2010 (continued):

Forward Currency Purchase Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

INR	09/24/10	6,631,230	$142,515	$141,479	$—	$1,036
INR	10/06/10	19,142,900	406,000	407,860	1,860	—
KES	07/06/10	47,003,060	586,000	574,961	—	11,039
KES	07/09/10	5,566,480	68,000	68,091	91	—
KES	07/16/10	37,648,140	466,000	460,527	—	5,473
KES	07/21/10	25,035,600	310,000	306,245	—	3,755
KES	07/26/10	12,731,000	159,476	155,731	—	3,745
KRW	07/02/10	280,525,000	252,327	229,569	—	22,758
KRW	07/02/10	239,442,800	211,000	195,949	—	15,051
KRW	07/02/10	280,525,000	228,051	229,569	1,518	—
KRW	07/08/10	381,575,000	313,666	312,199	—	1,467
KRW	08/03/10	534,207,150	459,000	436,692	—	22,308
KRW	08/25/10	197,559,000	162,000	161,379	—	621
KRW	08/25/10	484,387,200	396,000	395,679	—	321
KRW	09/01/10	358,162,000	292,222	292,503	281	—
KRW	11/19/10	1,215,007,200	1,058,000	991,160	—	66,840
KZT	09/29/10	21,135,400	143,000	142,887	—	113
KZT	09/29/10	22,792,000	154,000	154,086	86	—
KZT	09/30/10	21,135,400	143,000	142,882	—	118
KZT	09/30/10	10,064,000	68,000	68,036	36	—
KZT	10/01/10	29,707,800	201,000	200,828	—	172
KZT	11/02/10	37,958,900	257,000	256,324	—	676
KZT	11/02/10	39,354,700	266,000	265,749	—	251
KZT	12/10/10	22,792,000	154,000	153,703	—	297
KZT	12/10/10	11,407,550	77,000	76,929	—	71
KZT	12/10/10	11,411,400	77,000	76,955	—	45
KZT	12/15/10	9,768,000	66,000	65,861	—	139
KZT	12/15/10	9,768,000	66,000	65,861	—	139
KZT	12/20/10	33,869,100	229,000	228,325	—	675
KZT	12/20/10	9,909,300	67,000	66,802	—	198
KZT	12/20/10	8,282,400	56,000	55,835	—	165
MXN	07/06/10	6,157,604	499,907	475,924	—	23,983
MXN	07/06/10	4,166,668	337,000	322,044	—	14,956
MXN	07/06/10	5,180,558	405,000	400,408	—	4,592
MXN	07/13/10	3,088,674	244,000	238,558	—	5,442
MXN	08/04/10	8,260,000	667,982	636,568	—	31,414
MXN	08/25/10	3,358,656	252,000	258,260	6,260	—
MXN	09/17/10	4,584,000	359,829	351,617	—	8,212
MXN	09/17/10	2,823,754	218,000	216,597	—	1,403
MYR	07/06/10	1,203,591	366,000	371,697	5,697	—
MYR	07/06/10	1,221,000	369,776	377,074	7,298	—
MYR	07/22/10	1,361,935	421,000	420,290	—	710
MYR	07/26/10	1,810,930	563,275	558,746	—	4,529
MYR	08/24/10	1,024,164	317,000	315,591	—	1,409
MYR	08/24/10	328,511	102,000	101,229	—	771
MYR	09/03/10	1,493,068	460,000	459,880	—	120
MYR	10/06/10	1,221,000	375,658	375,512	—	146
PHP	07/01/10	17,337,040	373,000	374,006	1,006	—

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
June 30, 2010 (unaudited)

Forward Currency Purchase Contracts open at June 30, 2010 (concluded):

Forward Currency Purchase Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

PHP	07/19/10	18,192,120	$404,000	$391,729	$—	$12,271
PHP	07/28/10	17,213,350	360,187	370,292	10,105	—
PHP	08/02/10	21,361,860	459,000	459,286	286	—
PHP	08/20/10	15,265,600	329,000	327,606	—	1,394
PHP	08/31/10	18,465,480	396,000	395,827	—	173
PHP	09/28/10	13,218,930	283,000	282,651	—	349
PLN	07/06/10	432,289	146,626	127,395	—	19,231
PLN	07/06/10	649,152	199,776	191,304	—	8,472
PLN	07/06/10	183,216	54,059	53,994	—	65
PLN	07/19/10	1,070,328	321,150	315,140	—	6,010
PLN	07/19/10	233,654	74,038	68,795	—	5,243
PLN	08/16/10	4,841,118	1,399,673	1,422,719	23,046	—
PLN	09/07/10	1,640,000	481,440	481,303	—	137
RON	07/16/10	1,720,274	483,916	480,748	—	3,168
RON	07/19/10	1,911,000	552,560	533,794	—	18,766
RON	07/21/10	1,360,638	397,737	379,942	—	17,795
RON	07/27/10	1,325,712	392,774	369,836	—	22,938
RON	08/11/10	942,565	265,145	262,312	—	2,833
RON	10/19/10	791,350	275,415	217,781	—	57,634
RSD	07/07/10	12,561,000	149,875	146,219	—	3,656
RSD	07/08/10	20,746,000	279,088	241,420	—	37,668
RSD	07/20/10	5,194,000	61,974	60,208	—	1,766
RUB	07/26/10	7,557,158	241,000	241,318	318	—
RUB	08/24/10	13,746,290	443,000	438,159	—	4,841
TRY	07/06/10	1,610,781	1,018,000	1,016,517	—	1,483
TRY	07/06/10	115,734	73,000	73,036	36	—
TRY	08/03/10	1,617,093	1,018,000	1,015,984	—	2,016
TRY	08/31/10	236,970	149,000	148,227	—	773
TWD	12/22/10	13,595,830	439,000	428,435	—	10,565
TWD	12/22/10	13,566,070	425,535	427,498	1,963	—
TWD	03/22/11	13,503,640	439,000	428,273	—	10,727
UGX	07/06/10	405,751,000	181,139	177,805	—	3,334
UGX	07/16/10	821,250,000	365,000	359,357	—	5,643
UGX	07/16/10	257,721,000	113,910	112,772	—	1,138
UGX	07/20/10	421,261,000	185,782	184,225	—	1,557
UGX	08/04/10	1,027,564,000	457,508	448,359	—	9,149
ZMK	07/12/10	439,647,000	92,102	84,842	—	7,260
ZMK	07/12/10	1,525,400,000	290,000	294,366	4,366	—
ZMK	07/14/10	1,285,104,000	247,994	247,939	—	55
ZMK	07/21/10	691,245,000	135,858	133,259	—	2,599
ZMK	07/28/10	1,352,344,000	264,388	260,503	—	3,885
ZMK	08/12/10	1,417,525,000	284,358	272,506	—	11,852
ZMK	08/31/10	1,352,344,000	263,615	259,273	—	4,342

Total Forward Currency Purchase Contracts			$53,712,389	$52,323,030	$157,426	$1,546,785

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
June 30, 2010 (unaudited)

Forward Currency Sale Contracts open at June 30, 2010:

Forward Currency Sale Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	08/03/10	2,010,802	$1,073,000	$1,106,674	$—	$33,674
CNY	08/24/10	1,301,232	190,378	191,960	—	1,582
COP	07/19/10	819,513,000	416,684	431,402	—	14,718
EUR	07/01/10	41,000	48,675	50,137	—	1,462
EUR	07/01/10	550,923	751,870	673,696	78,174	—
EUR	07/01/10	181,541	228,000	221,997	6,003	—
EUR	07/01/10	702,051	865,278	858,503	6,775	—
EUR	07/01/10	135,808	174,500	166,073	8,427	—
EUR	07/06/10	199,000	247,160	243,352	3,808	—
EUR	07/06/10	1,157,575	1,420,251	1,415,567	4,684	—
EUR	07/06/10	44,000	54,059	53,806	253	—
EUR	07/06/10	161,000	199,776	196,883	2,893	—
EUR	07/06/10	110,000	146,626	134,516	12,110	—
EUR	07/07/10	121,686	149,875	148,807	1,068	—
EUR	07/08/10	205,000	279,088	250,691	28,397	—
EUR	07/16/10	165,848	201,390	202,820	—	1,430
EUR	07/16/10	405,725	483,916	496,174	—	12,258
EUR	07/19/10	58,010	74,038	70,944	3,094	—
EUR	07/19/10	257,000	321,150	314,298	6,852	—
EUR	07/19/10	449,912	552,560	550,219	2,341	—
EUR	07/20/10	50,281	61,974	61,491	483	—
EUR	07/21/10	319,924	397,737	391,254	6,483	—
EUR	07/27/10	313,000	392,774	382,797	9,977	—
EUR	07/28/10	394,000	486,118	481,862	4,256	—
EUR	07/30/10	1,025,877	1,366,823	1,254,661	112,162	—
EUR	08/02/10	569,561	712,548	696,590	15,958	—
EUR	08/04/10	659,049	821,136	806,045	15,091	—
EUR	08/11/10	221,000	265,145	270,303	—	5,158
EUR	08/16/10	1,175,000	1,399,673	1,437,171	—	37,498
EUR	08/31/10	613,900	756,159	750,939	5,220	—
EUR	09/03/10	199,000	248,672	243,426	5,246	—
EUR	09/03/10	415,544	518,417	508,313	10,104	—
EUR	09/07/10	394,231	481,440	482,254	—	814
EUR	09/24/10	1,127,976	1,386,001	1,379,979	6,022	—
EUR	10/01/10	399,975	487,000	489,356	—	2,356
EUR	10/19/10	170,000	275,415	208,010	67,405	—
EUR	12/09/10	1,328,906	1,646,490	1,626,482	20,008	—
EUR	12/09/10	472,112	659,748	577,829	81,919	—
HUF	07/01/10	159,404,208	691,468	682,878	8,590	—
HUF	07/06/10	388,928,000	1,717,883	1,665,388	52,495	—
HUF	08/04/10	183,558,264	780,935	783,444	—	2,509
HUF	12/09/10	501,892,200	2,666,342	2,119,190	547,152	—
IDR	07/19/10	4,054,470,000	449,000	446,012	2,988	—
INR	07/06/10	14,523,000	310,985	312,692	—	1,707
JPY	07/21/10	56,513,310	620,000	639,373	—	19,373
JPY	08/10/10	8,779,130	94,000	99,356	—	5,356
JPY	08/25/10	61,308,390	682,000	694,016	—	12,016
JPY	09/24/10	40,518,267	431,000	458,915	—	27,915

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (concluded)
June 30, 2010 (unaudited)

Forward Currency Sale Contracts open at June 30, 2010 (concluded):

Forward Currency Sale Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

JPY	09/24/10	68,700,902	$761,972	$778,116	$—	$16,144
KES	07/16/10	6,248,550	77,000	76,435	565	—
KES	07/16/10	15,912,260	196,000	194,645	1,355	—
KES	07/16/10	14,839,600	184,000	181,524	2,476	—
KRW	07/02/10	280,525,000	228,051	229,569	—	1,518
KRW	07/02/10	444,927,800	364,098	364,108	—	10
KRW	07/02/10	75,040,000	64,000	61,409	2,591	—
MXN	07/06/10	7,844,367	606,000	606,295	—	295
MXN	07/06/10	2,247,398	174,827	173,702	1,125	—
MXN	07/06/10	5,413,065	434,000	418,378	15,622	—
MYR	07/06/10	1,221,000	376,852	377,074	—	222
MYR	07/06/10	1,203,591	371,593	371,697	—	104
PHP	07/01/10	17,337,040	373,651	374,006	—	355
PLN	07/06/10	1,264,657	372,331	372,693	—	362
RON	10/19/10	791,350	231,774	217,781	13,993	—
TWD	12/22/10	14,605,000	460,000	460,237	—	237
TWD	12/22/10	12,556,900	398,000	395,696	2,304	—
TWD	03/22/11	13,503,640	425,714	428,273	—	2,559

Total Forward Currency Sale Contracts			$34,785,020	$33,810,183	1,176,469	201,632

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts					$1,333,895	$1,748,417

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments
June 30, 2010 (unaudited)

(a)

For federal income tax purposes, the aggregate cost was $95,877,208, aggregate gross unrealized appreciation was $5,550,755, aggregate gross unrealized depreciation was $11,536,724 and the net unrealized depreciation was $5,985,969.

(b)	Segregated security for forward currency contracts.
(c)	Principal amount denominated in respective country’s currency.

Security Abbreviations:

ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt
NTN-F	— Brazil Sovereign “Nota do Tesouro Nacional” Series F
REIT	— Real Estate Investment Trust

Currency Abbreviations:

BRL	— Brazilian Real	KRW	— South Korean Won
CLP	— Chilean Peso	KZT	— Kazakhstani Tenge
CNY	— Chinese Renminbi	MXN	— Mexican New Peso
COP	— Colombian Peso	MYR	— Malaysian Ringgit
CZK	— Czech Koruna	PHP	— Philippine Peso
EUR	— Euro	PLN	— Polish Zloty
GHC	— Ghanaian Cedi	RON	— New Romanian Leu
HUF	— Hungarian Forint	RSD	— Serbian Dinar
IDR	— Indonesian Rupiah	RUB	— Russian Ruble
ILS	— Israeli Shekel	TRY	— New Turkish Lira
INR	— Indian Rupee	TWD	— New Taiwan Dollar
JPY	— Japanese Yen	UGX	— Ugandan Shilling
KES	— Kenyan Shilling	ZMK	— Zambian Kwacha

Portfolio holdings by industry (as percentage of net assets):

Agriculture	1.8%
Alcohol & Tobacco	7.5
Automotive	1.0
Banking	8.7
Commercial Services	3.1
Consumer Products	3.6
Construction & Engineering	0.7
Electric	4.2
Energy Integrated	8.8
Energy Services	1.4
Financial Services	7.2
Food & Beverages	0.5
Gas Utilities	0.7
Insurance	7.4
Leisure & Entertainment	6.5
Manufacturing	4.1
Medical Products	0.5
Metals & Mining	3.9
Pharmaceutical & Biotechnology	2.5
Real Estate	1.3
Retail	2.5
Semiconductors & Components	4.9
Technology Hardware	1.0
Telecommunications	12.1
Transportation	3.5

Subtotal	99.4
Foreign Government Obligations	10.4
Short-Term Investment	4.3

Total Investments	114.1%

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Statement of Assets and Liabilities
June 30, 2010 (unaudited)

ASSETS
Investments in securities, at value (cost $95,877,208)	$89,891,239
Foreign currency, at value (cost $119,155)	118,673
Receivables for:
Investments sold	906,660
Dividends and interest	880,884
Gross unrealized appreciation on forward currency contracts	1,333,895

Total assets	93,131,351

LIABILITIES
Payables for:
Management fees	82,595
Accrued directors’ fees	670
Line of credit outstanding	12,411,000
Gross unrealized depreciation on forward currency contracts	1,748,417
Other accrued expenses and payables	108,946

Total liabilities	14,351,628

Net assets	$78,779,723

NET ASSETS
Paid in capital (Note 2(i))	$130,100,472
Distributions in excess of net investment income (Note 2(i))	(1,397,378)
Accumulated net realized loss	(43,507,779)
Net unrealized depreciation on:
Investments	(5,985,969)
Foreign currency and forward currency contracts	(429,623)

Net assets	$78,779,723

Shares of common stock outstanding*	6,880,183
Net asset value per share	$11.45
Market value per share	$10.15

* $0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Statement of Operations
For the Six Months Ended June 30, 2010 (unaudited)

INVESTMENT INCOME

Income:
Dividends (net of foreign withholding taxes of $223,678)	$2,834,466
Interest (net of foreign withholding taxes of $3,336)	682,453

Total investment income	3,516,919

Expenses:
Management fees (Note 3)	530,825
Custodian fees	72,370
Professional services	64,262
Shareholders’ reports	48,120
Administration fees	29,759
Shareholders’ services	20,669
Shareholders’ meeting	8,053
Directors’ fees and expenses	1,458
Other	22,384

Total gross expenses before interest expense	797,900
Interest expense	137,503

Total expenses	935,403

Net investment income	2,581,516

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND FORWARD CURRENCY CONTRACTS
Net realized gain on:
Investments (net of foreign capital gains taxes of $6,800)	1,754,806
Foreign currency and forward currency contracts	1,068,440

Total net realized gain on investments, foreign currency and forward currency contracts	2,823,246

Net change in unrealized appreciation or depreciation on:
Investments	(12,571,607)
Foreign currency and forward currency contracts	(888,958)

Total net change in unrealized appreciation or depreciation on investments, foreign currency and forward currency contracts	(13,460,565)

Net realized and unrealized loss on investments, foreign currency and forward currency contracts	(10,637,319)

Net decrease in net assets resulting from operations	$(8,055,803)

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Statements of Changes in Net Assets

	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009

INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment income	$2,581,516	$5,292,324
Net realized gain (loss) on investments, options, foreign currency and forward currency contracts	2,823,246	(21,929,392)
Net change in unrealized appreciation (depreciation) on investments, options, foreign currency and forward currency contracts	(13,460,565)	44,426,580

Net increase (decrease) in net assets resulting from operations	(8,055,803)	27,789,512

Distributions to Stockholders (Note 2(i)):
From net investment income	(2,915,684)	(3,817,418)
Return of capital	—	(1,483,075)

Net decrease in net assets resulting from distributions	(2,915,684)	(5,300,493)

Total increase (decrease) in net assets	(10,971,487)	22,489,019
Net assets at beginning of period	89,751,210	67,262,191

Net assets at end of period*	$78,779,723	$89,751,210

*Includes distributions in excess of net investment income of (Note 2(i))	$(1,397,378)	$(1,063,210)

Transactions in Capital Shares:
Common shares outstanding at beginning of period	6,880,183	6,880,183

Common shares outstanding at end of period	6,880,183	6,880,183

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Statement of Cash Flows
For the Six Months Ended June 30, 2010 (unaudited)

INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY

Cash flows from operating activities:
Net decrease in net assets from operations	$(8,055,803)
Adjustments to reconcile net decrease in net assets from operations to net cash provided in operating activities Increase in interest and dividends receivable	(12,456)
Accretion of bond discount and amortization of bond premium	(229,320)
Inflation index adjustment	(50,451)
Decrease in other accrued expenses and payables	(56,418)
Net realized gain on investments, foreign currency and forward currency contracts	(2,823,246)
Net change in unrealized depreciation on investments, foreign currency and forward currency contracts	13,460,565
Purchase of long-term investments	(31,696,030)
Proceeds from disposition of long-term investments	34,750,557
Sale of short-term investments, net	(2,645,592)

Net cash provided in operating activities	2,641,806

Cash flows from financing activities:
Cash distribution paid (Note 2(i))	(2,915,684)
Gross drawdowns in line of credit balance	1,600,000
Gross paydowns in line of credit balance	(2,500,000)

Net cash used in financing activities	(3,815,684)

Effect of exchange rate changes on cash	1,059,118

Net decrease in cash and foreign currency	(114,760)

Cash and foreign currency:
Beginning balance	233,433

Ending balance	$118,673

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$(153,393)

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Financial Highlights
Selected data for a share of common stock outstanding throughout each period

	Six Months Ended 6/30/10†	Year Ended				For the Period 6/28/05* to 12/31/05

		12/31/09	12/31/08	12/31/07	12/31/06

Net asset value, beginning of period	$13.04	$9.78	$20.21	$22.83	$20.00	$19.06 (a)

Income (loss) from investment operations:
Net investment income	0.38	0.78	1.05	0.98	1.11	0.26
Net realized and unrealized gain (loss)	(1.55)	3.25	(9.63)	0.78	4.98	1.40

Total from investment operations	(1.17)	4.03	(8.58)	1.76	6.09	1.66

Less distributions from (Note 2(i)):
Net investment income	(0.42)	(0.55)	(1.41)	(1.72)	(1.49)	(0.72)
Net realized gains	—	—	(0.44)	(2.66)	(1.77)	—
Return of capital	—	(0.22)	—	—	—	—

Total distributions	(0.42)	(0.77)	(1.85)	(4.38)	(3.26)	(0.72)

Net asset value, end of period	$11.45	$13.04	$9.78	$20.21	$22.83	$20.00

Market value, end of period	$10.15	$11.15	$8.74	$19.45	$23.77	$17.76

Total Return based upon:
Net asset value (b)	–9.18%	44.18%	–44.82%	7.76%	31.79%	8.77%
Market value (b)	–5.40%	39.81%	–48.02%	0.22%	55.29%	–7.64%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$78,780	$89,751	$67,262	$139,024	$157,065	$134,886
Ratios to average net assets:
Net expenses (c)	2.15%	2.13%	2.30%	1.99%	1.90%	2.00%
Gross expenses (c)	2.15%	2.13%	2.30%	2.00%	1.90%	2.00%
Gross expenses excluding interest expense (c)	1.84%	1.86%	1.77%	1.65%	1.59%	1.79%
Net investment income (c)	5.94%	7.21%	6.62%	4.20%	5.04%	2.65%
Portfolio turnover rate	33%	93%	86%	93%	99%	37%

†	Unaudited.
*	Commencement of operations.
(a)	Net of initial sales load, underwriting and offering costs of $0.94 per share.
(b)

Total return based on per share market price assumes the purchase of common shares at the closing market price on the business day immediately preceding the first day, and sales of common shares at the closing market price on the last day, of each period indicated; dividends and distributions are assumed to be reinvested in accordance with the Fund’s Dividend Reinvestment Plan. The total return based on net asset value, or NAV, assumes the purchase of common shares at the “net asset value, beginning of period” and sales of common shares at the “net asset value, end of period”, for each of the periods indicated; distributions are assumed to be reinvested at NAV. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares. A period of less than one year is not annualized.

(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements
June 30, 2010 (unaudited)

1. Organization

Lazard World Dividend & Income Fund, Inc. (the “Fund”) was incorporated in Maryland on April 6, 2005 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, closed-end management investment company. The Fund trades on the NYSE under the ticker symbol LOR and commenced operations on June 28, 2005. The Fund’s investment objective is total return through a combination of dividends, income and capital appreciation.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price. Forward currency contracts are valued at the current cost of offsetting the contracts. Options on stock and stock indices traded on national securities exchanges are valued as of the close of options trading on such exchanges (which is normally 4:10 p.m. Eastern time).

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”). The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which current market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Fund amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

The Fund may be subject to taxes imposed by foreign countries in which it invests. Such taxes are generally based upon income earned or capital gains, realized or unrealized. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which, at all times, is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

(d) Leveraging—The Fund uses leverage to invest Fund assets in currency investments, primarily using forward currency contracts and by borrowing under a credit facility with State Street Bank and Trust Company (“State Street”), up to a maximum of 33⅓% of the Fund’s total leveraged assets. If the assets of the Fund decline due to market conditions such that this 33⅓% threshold will be exceeded, leverage risk will increase.

If the Fund is able to realize a higher return on the leveraged portion of its investment portfolio than the cost of such leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize a higher net return than if the Fund were not so leveraged. There is no assurance that any leveraging strategy the Fund employs will be successful.

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of net asset value, the likelihood of more volatility in the market value of the Fund’s common stocks and, with respect to borrowings, the possibility either that the Fund’s return will fall if the interest rate on any borrowings rises, or that

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2010 (unaudited)

income will fluctuate because the interest rate of borrowings varies.

If the market value of the Fund’s leveraged currency investments declines, the leverage will result in a greater decrease in net asset value, or less of an increase in net asset value, than if the Fund were not leveraged. Such results also will tend to have a similar effect on the market price of the Fund’s common stocks. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital losses and may reduce returns.

(e) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

(f) Structured Investments—The Fund may invest in structured investments, whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. The Fund may use these investments to increase or decrease its exposure to different underlying instruments, to gain exposure to markets that might be difficult to invest in through conventional securities or for other purposes. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

(g) Options Transactions—For hedging and investment purposes, the Fund may purchase and write (sell) put and call options that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of any change in market value should the counterparty not perform under the contract. The risk involved in writing an option is that, if the option is exercised, the underlying security or other assets could then be purchased or sold by the Fund at a disadvantageous price. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets. When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written.

The Fund did not trade in options during the period ended June 30, 2010.

(h) Federal Income Tax Policy—It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states.

At December 31, 2009, the Fund had $15,249,090 and $29,179,195 of unused realized capital loss carryforwards, expiring in 2016 and 2017, respectively.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2010 (unaudited)

year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2009, the Fund elected to defer net capital and foreign currency losses of $684,231 arising between November 1, 2009 and December 31, 2009.

Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2006-2008), or expected to be taken in the Fund’s 2009 or 2010 tax returns.

(i) Dividends and Distributions—The Fund intends to declare and to pay dividends monthly from net investment income. Distributions to stockholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund, if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to stockholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales and distributions from real estate investment trusts and partnerships. The book/tax differences relating to stockholder distributions may result in reclassifications among certain capital accounts.

The Fund has implemented a Level Distribution Policy to seek to maintain a stable monthly distribution, subject to oversight of the Fund’s Board. Under the Fund’s Level Distribution Policy, the Fund intends to make regular monthly distributions at a fixed rate per share. If for any monthly distribution, net investment income and net realized short-term capital gain were less than the amount of the distribution, the difference would generally be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such actions.

In July 2010, the Investment Manager, on behalf of itself and the Fund, received an exemptive order from the Securities and Exchange Commission (the “SEC”) facilitating the implementation of a distribution policy that may include multiple long-term capital gains distributions (“Managed Distribution Policy”). As a result, the Fund may, subject to the determination of its Board, implement a Managed Distribution Policy.

Concurrent with the monthly distributions paid from February 2010 through June 2010, the Fund issued notices pursuant to Section 19(a) of the Act (the “Section 19(a) Notices”) stating that the Fund currently estimates that it has distributed more than its net investment income and realized capital gains. Based on these estimates, it is possible that some or all of the amounts distributed may represent a return of capital. The Section 19(a) Notices may also be viewed at www.LazardNet.com.

The amounts and sources of distributions shown on the Section 19(a) Notices are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the cumulative distributions for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. The Fund will send stockholders a Form 1099-DIV for the calendar year explaining how to report these distributions for federal income tax purposes.

(j) Estimates—The preparation of financial statements in conformity with GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(k) Subsequent Events—Management has performed its evaluation of subsequent events through August 30, 2010, the date these financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

3. Investment Management Agreement

The Fund has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.90% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services and facilities provided by the Investment Manager, payable on a monthly basis. The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments and Borrowings (“Financial Lever-

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2010 (unaudited)

age”) to make Currency Investments, rather than by reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in World Equity Investments for the purposes of making Currency Investments. “World Equity Investments” refers to investments in the Fund’s world equity strategy, consisting of equity securities of companies with market capitalizations of $3 billion or greater at the time of the Fund’s initial purchase. “Currency Investments” refers to investments in the Fund’s emerging income strategy, consisting of emerging market currencies (primarily by entering into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, but also may invest in debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of that represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 33⅓% of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.35% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in World Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in World Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money and/or issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in World Equity Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments. A discussion of the most recent review and approval by the Fund’s Board of the Management Agreement (including the method of calculating the Investment Manager’s fee) is included under “Other Information—Board Consideration of Management Agreement” in the Fund’s annual report for the year ended December 31, 2009.

Beginning assets of $1,000	Fund’s management fee based on Total Leveraged Assets (includes Currency Commitments)	Typical management fee formula, calculated excluding Currency Commitments
World Equity Investments (Net Assets)	$1,000	$1,000
Currency Commitments	$500	$500
Assets used to calculate management fee	$1,500	$1,000
Management fee (0.90%)	$13.50	$9.00

Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowings, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage,

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2010 (unaudited)

which may create a conflict of interest between the Investment Manager and the stockholders of the Fund.

The Fund has implemented procedures to monitor this potential conflict.

4. Administration Agreement

The Fund has entered into an administration agreement with State Street to provide certain administrative services. The Fund bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion.

5. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. The Fund pays each Director who is not an affiliated person of the Investment Manager or any of its affiliates an annual aggregate fee of $60,000 ($80,000 effective July 1, 2010), plus $4,000 ($5,000 effective July 1, 2010) per meeting attended in person ($1,500 per meeting, including special Board or committee meetings, attended by telephone) for the Fund, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc. (collectively, with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and reimburses them for travel and other out-of-pocket expenses for attending Board and committee meetings. These Directors also are paid $1,000 ($5,000 effective July 1, 2010) for in-person attendance at special meetings not held in conjunction with a regular Board meeting, as specifically authorized by the Board and held in connection with delegated Fund business. The Chairman of the Audit Committees of the Boards of the Lazard Funds also receives an additional annual fee of $5,000.

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2010 were $31,746,545 and $35,693,284, respectively.

For the period ended June 30, 2010, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

7. Line of Credit

The Fund has a $20 million Line of Credit Agreement (the “Agreement”) with State Street primarily to borrow to invest Fund assets in Currency Investments. The Fund may borrow the lesser of $20 million or 33⅓% of its Total

Leveraged Assets. Interest on borrowings is payable at the higher of the Federal Funds rate or Overnight LIBOR rate plus 1.75% from January 1, 2010 to June 24, 2010 and plus 1.25% from June 25, 2010 to June 30, 2010, on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.15% per annum fee on the unused portion of the commitment, payable quarterly in arrears, and a closing fee of 0.05% on the commitment, paid at closing. During the period ended June 30, 2010, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate

$ 14,335,309	$ 14,911,000	1.96%

*For 181 days borrowings were outstanding.

8. Foreign Securities Investment Risks

The Fund invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Foreign investments carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. The Fund’s investments in emerging market countries are exposed to additional volatility. The Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Fair Value Measurements

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2010 (unaudited)

use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1—unadjusted quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of June 30, 2010:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2010

Assets:
Common Stocks*	$75,728,408	$—	$—	$75,728,408
Limited Partnership Units*	1,095,552	—	—	1,095,552
Preferred Stocks*	1,481,748	—	—	1,481,748
Foreign Government Obligations	—	7,717,663	500,879	8,218,542
Short-Term Investment	—	3,366,989	—	3,366,989
Other Financial Instruments**
Forward Currency Contracts	—	1,333,895	—	1,333,895

Total	$78,305,708	$12,418,547	$500,879	$91,225,134

Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(1,748,417)	$—	$(1,748,417)

*	Please refer to the Notes to Portfolio of Investments, on page 16, for portfolio holdings by industry.
**	Other financial instruments are derivative instruments which are valued at the unrealized appreciation/depreciation on the instruments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value during the period ended June 30, 2010:

Description	Balance as of December 31, 2009	Accrued Discounts	Realized Loss	Change in Unrealized Appreciation	Purchases	Sales	Net Transfers Into Level 3	Net Transfers Out of Level 3	Balance as of June 30, 2010	Net Change in Unrealized Appreciation from Investments Still Held at June 30, 2010

Foreign Government Obligations	$873,026	$13,063	$(161,002)	$169,871	$—	$(394,079)	$—	$—	$500,879	$14,179
Supranationals	348,339	792	(94,660)	93,152	—	(347,623)	—	—	—	—

Total	$1,221,365	$13,855	$(255,662)	$263,023	$—	$(741,702)	$—	$—	$500,879	$14,179

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (concluded)
June 30, 2010 (unaudited)

Effective March 31, 2010, the Fund adopted Financial Accounting Standards Board Accounting Standards Update (ASU) 2010-06, Fair Value Measurements and Disclosures (Topic 820). The ASU amends GAAP to add new requirements for disclosures about transfers into and out of Levels 1 and 2 of the fair value hierarchy. It also clarifies existing fair value disclosure about the level of disaggregation and about inputs and valuation techniques used to measure fair value for investments that fall in either Levels 2 or 3 fair value hierarchy. There were no significant transfers into and out of Levels 1, 2, and 3 during the period ended June 30, 2010.

11. Derivative Instruments

The Fund may use derivative instruments, including forward currency contracts, to gain exposure to the local currency and interest rates of emerging markets or to hedge certain types of currency exposures.

For the period ended June 30, 2010, the cost of purchases and the proceeds from sales of forward currency contracts were $245,338,152 and $243,023,439, respectively.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2010:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$1,333,895

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$1,748,417

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2010 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized loss on forward currency contracts	$(12,059)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized appreciation on forward currency contracts	$(837,345)

Lazard World Dividend & Income Fund, Inc.
Proxy Voting Results
(unaudited)

The Annual Meeting of Stockholders was held on April 29, 2010, to vote on the following proposal. The proposal received the required number of votes of stockholders and was adopted.

Election of the following Directors:

•

Three Class I Directors (Charles L. Carroll, Leon M. Pollack, and Robert M. Solmson), each to serve for a three-year term expiring at the 2013 Annual Meeting and/or until his successor is duly elected and qualified.

Director	For	Withhold Authority

Charles L. Carroll	5,801,651	453,314
Leon M. Pollack	5,806,895	448,070
Robert M. Solmson	5,805,372	449,592

Lazard World Dividend & Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)

If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)

If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age) Address(1) and Term(2)	Position(s) with the Fund (Since)	Principal Occupation(s) During Past 5 Years and Other Directorships Held(2)

Board of Directors:

Class I – Directors with Term Expiring in 2013

Independent Directors:

Leon M. Pollack (69)	Director (August 2006)	Former Managing Director, Donaldson, Lufkin & Jenrette; Trustee, Adelphi University

Robert M. Solmson (62)	Director (April 2005)

President, Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments; Director, Colonial Williamsburg Co.; Former Chief Executive Officer and Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan & Co., Inc.; Former Director, Independent Bank, Memphis

Interested Director(3):

Charles L. Carroll (49)	Chief Executive Officer, President and Director (April 2005)	Deputy Chairman and Head of Global Marketing of the Investment Manager

Class II – Directors with Term Expiring in 2011

Independent Directors:

Kenneth S. Davidson (65)	Director (April 2005)

President, Davidson Capital Management Corporation; Partner, Aquiline Holdings LLC; Trustee, The Juilliard School; Chairman of the Board, Bridge- hampton Chamber Music Festival; Trustee, American Friends of the National Gallery, London

Nancy A. Eckl (47)	Director (February 2007)

Former Vice President, Trust Investments, American Beacon Advisors, Inc. (“American Beacon”) and Vice President of certain funds advised by American Beacon; Trustee, College Retirement Equities Fund (eight accounts); Trustee, TIAA-CREF Funds (47 funds) and TIAA-CREF Life Funds (10 funds), and Member of the Management Committee of TIAA Separate Account VA-I

Lester Z. Lieberman (80)	Director (April 2005)

Private Investor; Chairman, Healthcare Foundation of New Jersey; Director, Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical School; Director, Public Health Research Institute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey Performing Arts Center

Class III – Directors with Term Expiring in 2012

Independent Director:

Richard Reiss, Jr. (66)	Director (April 2005)	Chairman, Georgica Advisors LLC, an investment manager; Director, O’Charley’s, Inc., a restaurant chain

Interested Director(3):

Ashish Bhutani (50)	Director (July 2005)	Chief Executive Officer of the Investment Manager; Vice Chairman of Lazard Ltd (since January 2010)

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each Director also serves as a Director for each of the Lazard Funds (comprised of 20 investment portfolios). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C., a privately-offered fund registered under the Act and advised by an affiliate of the Investment Manager.

(3)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During Past 5 Years

Officers(3):

Nathan A. Paul (37)	Vice President and Secretary (April 2005)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (51)	Treasurer (April 2005)	Vice President of the Investment Manager

Brian D. Simon (48)	Chief Compliance Officer (January 2009) and Assistant Secretary (April 2005)	Director (since January 2006) and Chief Compliance Officer (since January 2009); and previously Senior Vice President (2002 to 2005) of the Investment Manager

Tamar Goldstein (35)	Assistant Secretary (February 2009)	Vice President (since March 2009) and previously Counsel (October 2006 to February 2009) of the Investment Manager; Associate at Schulte Roth & Zabel LLP, a law firm, from May 2004 to October 2006

Cesar A. Trelles (35)	Assistant Treasurer (April 2005)	Fund Administration Manager of the Investment Manager

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other Lazard Funds.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Class I Interested Director section.

Lazard World Dividend & Income Fund, Inc.
Other Information
(unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s web-site at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Lazard World Dividend & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

This report is intended only for the information of stockholders of common stock of Lazard World Dividend & Income Fund, Inc.

LAZARD

Lazard Asset Management LLC     30 Rockefeller Plaza                  www.LazardNet.com

New York, NY 10112-6300

ITEM 2.   CODE OF ETHICS.

          Not applicable.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

          Not applicable.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

          Not applicable.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6.   INVESTMENTS

          Not applicable.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report.

ITEM 11.   CONTROLS AND PROCEDURES.

(a)     The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)     There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.   EXHIBITS.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard World Dividend & Income Fund, Inc.

By	/s/ Charles L. Carroll

Charles L. Carroll
Chief Executive Officer

Date	September 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles L. Carroll

Charles L. Carroll
Chief Executive Officer

Date	September 1, 2010

By	/s/ Stephen St. Clair

Stephen St. Clair
Chief Financial Officer

Date	September 1, 2010